SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2008

SOLAR ENERTECH CORP.
(Exact name of Company as specified in Charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-51717 (Commission File No.)	98-0434357 (IRS Employee Identification No.)

1600 Adams Drive
Menlo Park, California 94025
(Address of Principal Executive Offices)

(650) 688-5800
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Named Executive Officer Compensation

On February 22, 2008, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board) of Solar Enertech Corp. (the “Company”) recommended and the Board approved the following increases in the annual salary or benefits of the following Company’s executive officers as amendments to each of their respective employment arrangements:

Name and principal position	Current Annual Salary ($)	Increased Amount	New Annual Salary ($)
Leo Shi Young, President and Chief Executive Officer (1)	36,000	164,000	200,000

Shi Jian Yin, Chief Operating Officer (2)	33,333	66,667	100,000

Anthea Chung, Chief Financial Officer, Treasurer and Secretary (3)	130,000	--	130,000

(1)	Amends to increase the $36,000 per annum amount currently provided by the Company pursuant to that certain Management Agreement dated March 1, 2006 with Mr. Young.

(2)	Amends to increase the $33,333 per annum currently provided by the Company pursuant to a verbal agreement with Mr. Yin effective on March 15, 2006.

(3)	Amends to grant a housing allowance of up to $25,000 per annum not currently provided by the Company pursuant to that certain Management Agreement dated effective June 1, 2007 with Ms. Chung.

Director Compensation

On February 22, 2008, the Committee also recommended and the Board adopted the following compensation arrangements for the Company’s non-employee directors:

	Attendance Fees	Stock Option Award

All Board Members	$1,500 per Board meeting attended in person; $300 per Board meeting attended telephonically	25,000 shares vesting ratably over one year

Audit Committee	$1,500 per committee meeting attended in person; $300 per committee meeting attended telephonically (1)	—

Audit Committee Chair	—	Additional award of 175,000 shares vesting ratably over one year

Compensation Committee	$1,500 per committee meeting attended in person; $300 per committee meeting attended telephonically (1)	—

Compensation Committee Chair	—	Additional award of 75,000 shares vesting ratably over one year

Nominating and Governance Committee	$1,500 per committee meeting attended in person; $300 per committee meeting attended telephonically (1)	—

Nominating and Governance Committee Chair	—	Additional award of 75,000 shares vesting ratably over one year

______________
(1)	Attendance of committee meetings that are held on the same day with a general Board meeting do not result in receiving additional attendance fees for attendance of the committee meeting.

Item 5.03 Compensatory Arrangements of Certain Officers

Reference is made to the amendments made to the compensatory arrangements of certain of the Company’s executive officers as set forth in Item 1.01 above, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2008

SOLAR ENERTECH CORP.

By:	/s/ Anthea Chung
Anthea Chung, Chief Financial Officer